UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021 (March 10, 2021)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2021 (the “Closing Date”), Armstrong Flooring, Inc. (the “Company”) completed the previously announced sale of the Company’s production facility, warehouse and real estate property located at 5037 Patata Street, in South Gate, California (the “South Gate Transaction”) to South Gate Owner, LP, a Delaware limited partnership and affiliate of Overton Moore Properties (the “Purchaser”) for a purchase price of $76.7 million. The Company received proceeds from the South Gate Transaction of approximately $45 million, net of an approximate $20.4 million term loan prepayment, $10.5 million to be retained in escrow and held and disbursed in accordance with the terms and conditions of a holdback agreement (the “Holdback Agreement”), closing costs, transaction fees and taxes. The South Gate Transaction was completed pursuant to the terms of the February 25, 2021 Agreement of Purchase and Sale and Joint Escrow Instructions between the Company and the Purchaser.

In connection with the consummation of the South Gate Transaction, on the Closing Date, the Company entered into the Holdback Agreement with the Purchaser. Additional information regarding the Holdback Agreement is provided in the Current Report on Form 8-K filed by the Company on March 2, 2021.

Additional information regarding the South Gate Transaction is provided in the Current Report on Form 8-K filed by the Company on February 26, 2021.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 11, 2021, the Company issued a press release announcing it had completed the South Gate Transaction. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Armstrong Flooring, Inc., dated March 11, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel, Secretary & Chief Compliance Officer

Date: March 11, 2021